Exhibit 10.26
EXECUTION COPY
SECOND AMENDMENT TO
PROGRAM CONTRACTS
     This Second Amendment to Program Contracts (this “Second Amendment”), dated as of November 13, 2006, is made by and among the following parties (collectively, the “Parties”):
     HSBC Bank USA, National Association, a national banking association (“HSBC NA”);
     HSBC Trust Company (Delaware), N.A., a national banking association (“HSBC Trust”);
     HSBC Taxpayer Financial Services Inc., a Delaware corporation (“HSBC TFS”);
     Beneficial Franchise Company Inc., a Delaware corporation (“Beneficial Franchise”);
     H&R Block Services, Inc., a Missouri corporation (“Block Services”);
     H&R Block Tax Services, Inc., a Missouri corporation (“Block Tax Services”);
     H&R Block Enterprises, Inc., a Missouri corporation (“Block Enterprises”);
     H&R Block Eastern Enterprises, Inc., a Missouri corporation (“Block Eastern Enterprises”);
     H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company (“Block Digital”);
     H&R Block and Associates, L.P., a Delaware limited partnership (“Block Associates”);
     HRB Royalty, Inc., a Delaware corporation (“Royalty”);
     HSBC Finance Corporation, a Delaware corporation (“HSBC Finance”); and
     H&R Block, Inc., a Missouri corporation (“H&R Block”).
NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS: [***].

RECITALS
     A. All the Parties hereto, other than HSBC Trust, entered into that certain HSBC Retail Settlement Products Distribution Agreement, dated as of September 23, 2005 (the “Original Retail Distribution Agreement”).
     B. All the Parties hereto, including HSBC Trust, as well as Block Financial Corporation, a Delaware corporation (“BFC”), entered into that certain Joinder and First Amendment to Program Contracts, dated as of November 10, 2006 (the “First Amendment”), which amended the Original Retail Distribution Agreement and the other Program Contracts (as defined therein).
     C. The Parties hereto desire (i) to include certain pre-file, unsecured loans (referred to herein as instant money advances or “IMAs”) as a type of Settlement Product that may be made available to Clients, and (ii) to amend the Original Retail Distribution Agreement and other Program Contracts, each as amended by the First Amendment, to include IMAs as Settlement Products offered pursuant to the Settlement Products Program (the Original Retail Distribution Agreement, as amended by the First Amendment and this Second Amendment, and all subsequent amendments and restatements thereof and supplemental thereto, is referred to as the “Retail Distribution Agreement”).
     D. Concurrently with the execution of this Second Amendment, certain of the Parties hereto and BFC are executing a First Amended and Restated HSBC Refund Anticipation Loan and IMA Participation Agreement, dated as of the date hereof (the “First A&R Participation Agreement”), and a First Amended and Restated HSBC Settlement Products Servicing Agreement, dated as of the date hereof (the “First A&R Servicing Agreement”).
AGREEMENT
     ACCORDINGLY, the Parties to this Second Amendment agree as follows:
     Section 1 Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the HSBC Appendix of Defined Terms and Rules of Construction attached to the Original Retail Distribution Agreement (the “Appendix of Defined Terms and Rules of Construction”), as amended by the First Amendment and as hereinafter amended by this Second Amendment.
     Section 2 Amendments.
          (a) Amendments to the Appendix of Defined Terms and Rules of Construction.
                         (i) The following existing definitions set forth in the Appendix of Defined Terms and Rules of Construction are hereby amended to read as follows:

     “Applicant” shall mean a Person who has submitted an Application to the Originator and such Application shall be deemed to relate to the Calculation Period in which the applied-for Settlement Product would be deemed to be issued.
     “Applicant Information File” shall mean the electronic file transmitted to the Originator by an ERO containing information pertaining to an Applicant including, but not limited to (i) Applicant identification information from the Applicant’s Application including, but not limited to, the Applicant’s name, address and telephone number, (ii) the amount of the ERO Charges, if any, (iii) the amount of the Refund Due (except with respect to IMAs), and (iv) certain other qualifying Application information as reasonably requested by the Originator subject to the ability of the ERO to collect and provide such information, each used by the Originator solely for those purposes set forth pursuant to the terms and conditions of the Program Contracts.
     “Best in Market Price” shall mean, [***] .
     “Client” shall mean a customer of any Block Office or of the Block Digital Channel, as applicable, that is rendered tax preparation, transmission, filing or other similar services at such office or channel.
     “Deposit Account” shall mean a Refund Deposit Account or the General Collection Deposit Account.
     “Disbursement Check” shall mean, with respect to a Settlement Product, a cashier’s check drawn on the Originator and payable to or at the direction of a Settlement Products Client in the amount authorized by the Originator (which shall not include Delinquent ERO Charges, ERO Charges, RAL Principal Amounts, IMA Principal Amounts, First Priority Prior Indebtedness, Second Priority Prior Indebtedness, Other Required Deductions or Authorized Deductions).
     “Electronic Disbursement” shall mean, with respect to any Settlement Product, any disbursement of proceeds (but excluding Disbursement Checks) of such product made by the Originator, directly or indirectly, to or at the direction of a Settlement Products Client in the amount authorized by the Originator, whether via ACH credit, wire transfer, stored value card, debit card, secured credit card or other electronic means (which amount shall not include ERO charges, Delinquent ERO Charges, ERO Charges, RAL Principal Amounts, IMA Principal Amounts, First Priority Prior Indebtedness, Second Priority Prior Indebtedness, Other Required Deductions or Authorized Deductions).

     “Final Credit Criteria” shall mean, with respect to HSBC RALs and HSBC IMAs, as applicable, the related final credit criteria for the origination of HSBC RALs and HSBC IMAs, as applicable, as established by the Originator pursuant to the terms of the Retail Distribution Agreement.
     “Final Fees” shall mean the final fees for Settlement Products established by the Originator pursuant to the terms of the Retail Distribution Agreement including, but not limited to, the Refund Account Fee, the RAL Fee and the IMA Fee.
     “Initial Credit Criteria” shall mean the initial credit criteria for the origination of HSBC RALs and HSBC IMAs as established by the Originator pursuant to the terms of the Retail Distribution Agreement.
     “Initial Fees” shall mean the initial fees for Settlement Products established by the Originator pursuant to the terms of the Retail Distribution Agreement including, but not limited to, the Refund Account Fee, the RAL Fee and the IMA Fee.
     “Late Fee” shall mean, with respect to a Delinquent RAL or a Delinquent IMA, the late fee that may be charged on such Delinquent RAL or Delinquent IMA as disclosed to the Settlement Products Client in the Application and/or the TILA disclosure for such RAL or IMA.
     “Note” shall mean with respect to any HSBC RAL, the promissory note or other evidence of indebtedness or agreements evidencing the indebtedness of an Obligor under such HSBC RAL.
     “Obligor” shall mean the Settlement Products Client obligated to make payments to the Originator with respect to any HSBC RAL or HSBC IMA.
     “Originator” shall mean the originator of Retail Settlement Products through Block Offices and Digital Settlement Products through the Block Digital Channel; provided, however, that (i) with respect to Retail Settlement Products, other than IMAs, issued through the Retained Locations in the HSBC NA States, the term “Originator” refers only to HSBC NA; (ii) with respect to Retail Settlement Products, other than IMAs, issued through the Assigned Locations in the HSBC Trust States and Digital Settlement Products issued through the Block Digital Channel, the term “Originator” refers only to HSBC Trust; and (iii) with respect to IMAs issued through any Block Office, the term “Originator” refers to HSBC NA.
     “Participant” shall mean any Person who has purchased or otherwise owns a Participation Interest in an HSBC RAL or HSBC IMA.

     “Participation Interest” shall mean an undivided ownership interest in, and in an amount equal to the Applicable Percentage of, all of the Originator’s right, title and interest in and to an HSBC RAL or an HSBC IMA created on and after the effective date of the Participation Agreement, including all monies due or to become due with respect thereto and all collections pertaining thereto and other proceeds (as defined in the UCC as in effect in the State of Delaware), which interest is created pursuant to, or contemplated by, the Participation Agreement.
     “Principal Amount” of an HSBC RAL or an HSBC IMA shall mean the dollar amount, if any, that the Originator lends to a Settlement Products Client based upon such Client’s Application and the Originator’s credit criteria (which principal amount shall include all payments of such Client’s ERO Charges, if any, made by the Originator to such Client’s ERO, RAL Fees or IMA Fees, as the case may be, and, with respect to HSBC RALs, Refund Account Fees (unless such charges were paid by the Client at the time of preparation of such Client’s Return(s)) and all Disbursements made by the Originator directly to such Client).
     “Prior Debt Indicator File” shall mean a file provided from time to time upon the request of any Block Company by the HSBC Companies containing a listing of Persons and their respective social security numbers who owe any Defaulted HSBC RALs, Defaulted HSBC IMAs, Prior Indebtedness, Delinquent ERO Charges, or other fees, charges or indebtedness that the HSBC Companies may seek to collect from such Person whether from the proceeds of any Settlement Product or otherwise.
     “Prior Indebtedness” shall mean any outstanding obligations of a Settlement Products Client for (ii) a refund anticipation loan or any other similar loan product secured by a security interest in a deposit account into which the borrower’s anticipated tax refund is to be deposited, or (ii) an unsecured instant money advance loan or any other similar loan product issued to a borrower based on such borrower’s pay stub prior to the preparation of a final Return, in either case with all required documentation relating thereto, which was made to such Settlement Products Client in a prior year by any originator; provided, however, that prior to the Tax Period beginning on January 1, 2008, Prior Indebtedness shall not include any instant money advance loan or similar loan product that would otherwise constitute Second Priority Prior Indebtedness.
     “RAL Price Reduction” shall mean a reduction in pricing for RALs made pursuant to Section 9.6(c) of the Retail Distribution Agreement.

     “Refund Paid” shall mean the amount of the tax refund paid to a Settlement Products Client by a Governmental Authority.
     “Repurchase Value” of a Participation Interest in an HSBC RAL or an HSBC IMA shall equal the remainder of (i) the product of (A) the Applicable Percentage multiplied by (B) the sum of (I) the Principal Amount plus (II) the Late Fees, minus (ii) any amount remitted to BFC (or its permitted assignees, successors and assigns pursuant to the Participation Agreement) pursuant to clauses (ii), (iii) and (iv) of Section 3.4(b) of the Servicing Agreement, with respect to such Participation Interest.
     “Retail Settlement Products” shall mean, collectively, RALs, RACs, IMAs, and any similar financial product or service of the Originator offered to Clients at Block Offices under the Program Contracts.
     “Security Agreement” shall mean, with respect to any HSBC RAL, the security agreement or other instrument pursuant to which the related Obligor granted to the Originator a security interest in collateral to secure such Obligor’s obligations pursuant to the related Note.
                         (ii) The following additional definitions are hereby added to the Appendix of Defined Terms and Rules of Construction:
     “Calculation Period” shall mean the period beginning on November 1 of a calendar year and ending on December 31 of the immediately following calendar year; provided that with respect to any Settlement Product originated in November or December of any calendar year, such Settlement Product shall be deemed to have been originated in the first month of the immediately following calendar year. By way of example, the 2007 Calculation Period will be the period beginning on November 1, 2006 and ending on December 31, 2007.
     “Defaulted HSBC IMA” shall mean each Participated HSBC IMA which, in accordance with the IMA Guidelines and HSBC TFS’s customary and usual servicing procedures for IMAs, the Originator has charged off as uncollectible; provided, however, that no HSBC IMA originated during any Calculation Period shall be classified as a Defaulted HSBC IMA prior to the close of business on the last day of such Calculation Period.
     “Delinquent IMA” shall mean an HSBC IMA which has become due by its terms and repayment has not been made by the applicable Settlement Products Client by the applicable due date.

     “Eligible IMA” shall mean each HSBC IMA:
     (a) that was created by the Originator and is in compliance in all material respects, with the applicable Distribution Agreement and applicable Laws;
     (b) for which HSBC TFS supplied a disclosure statement satisfying the requirements of the TILA to the applicable Agent for distribution to the Settlement Products Client; and
     (c) as to which, at the time of the sale of the Participation Interest in such HSBC IMA to any of the Block Companies, or any of their respective Affiliates, Originator had good and marketable title thereto free and clear of all Liens arising under or through HSBC TFS or any of its Affiliates.
     “General Collection Deposit Account” shall mean a deposit account or subaccount established by Servicer for the purpose of depositing collections received on account of a Settlement Product issued to a Client that are not otherwise required to be deposited into a Refund Deposit Account in accordance with Section 3.2.
     “HSBC IMA” shall mean any IMA made by the Originator through a Block Office pursuant to or under color of (a) the Retail Distribution Agreement or a Franchisee Distribution Agreement, as applicable, or (b) a referral to the Originator by a Block Company, a Franchisee or either of their Affiliates pursuant to a contractual electronic filing arrangement with any other Person.
     “Instant Money Advance” or “IMA” means a loan issued to a Client prior to the preparation of a final Return with all required documentation relating thereto, which loan is not secured.
     “IMA Documents” shall mean, with respect to each HSBC IMA, the related Application, the related loan agreement and disclosure statement and any and all other documents executed and delivered in connection with the origination or subsequent modification of such HSBC IMA.
     “IMA Fee” means shall mean the aggregate amount payable to the Originator by the Settlement Products Client for the privilege of obtaining an HSBC IMA, the calculation of which is set forth on Schedule 9.3 to the Retail Distribution Agreement, which amount will include the finance charge. For the avoidance of doubt, IMA Fees shall not include any account setup fees.
     “IMA Guidelines” shall mean the Originator’s policies and procedures from time to time relating to the operation of its IMA business, including the policies and procedures for determining the credit worthiness of IMA clients, the extensions of credit to IMA clients and relating to the collection and charge off of IMAs.
     “IMA Ownership Interest” shall mean Originator’s right, title and interest in and to each HSBC IMA, including all monies due or to become due with respect thereto and all collections pertaining thereto and other proceeds thereof (as defined in the UCC as in effect in the State of Delaware), less any Participation Interest.
     “IMA Price Reduction” shall mean a reduction in pricing for IMAs made pursuant to Section 9.6(c) of the Retail Distribution Agreement.
     “IMA Price Reduction Amounts” shall mean, for a specific Calculation Period, the sum of the IMA Fees that would have been charged if HSBC Bank had not made an IMA Price Reduction minus the IMA Fees actually charged to each Settlement Products Client who received an HSBC IMA during such Calculation Period.
     “IMA Protocol” shall mean the document attached hereto as Exhibit A which describes the policies and procedures for offering HSBC IMAs in certain states as agents and in other states as independent contractors of the Originator.
     “Participated HSBC IMA” shall mean any HSBC IMA in which a Participation Interest has been sold pursuant to the Participation Agreement and has not been reassigned to HSBC TFS or repurchased by HSBC TFS pursuant to the Participation Agreement.
     “Participated HSBC IMA Schedule” shall mean a schedule of certain IMAs owned and held by the Originator and the Participants which sets forth information with respect to such IMAs, as amended from time to time by the parties.
     “Refund Deposit Account” shall mean a deposit account or subaccount established by HSBC Bank for each Settlement Products Client (other than with respect to IMAs) in accordance with Section 3.2 of the Servicing Agreement.
     “Unparticipated HSBC IMA” shall mean any HSBC IMA for which no Participation Interests have been sold.
     (iii) The definition “Preseason Loan” is hereby deleted.
     (iv) The Parties agree that all Program Contracts are hereby amended to incorporate the amendments to the Appendix of Defined

Terms and Rules of Construction pursuant to this Section 2(a), as well as pursuant to the First Amendment.
     (b) Amendments to the Retail Distribution Agreement.
                         (i) Section 2.1(c) of the Retail Distribution Agreement is hereby amended by inserting the following clause at the beginning of such Section 2.1(c): “Subject to Section 11.1(c),”.
                         (ii) Section 2.4 of the Retail Distribution Agreement is hereby amended by deleting the word “and” at the end of clause (iv) thereof, deleting the period at the end of clause (v) and replacing it with a semicolon and the word “and”, and inserting the following new subsection:
                         (vi) IMAs, in accordance with the policies and procedures set forth on the IMAs Schedule attached hereto as Schedule 2.4(a)(6).
                         (iii) The following new Sections 2.9 and 2.10 are hereby added to the Retail Distribution Agreement immediately after the existing Section 2.8:
     Section 2.9 HSBC Bank’s Right Not To Offer HSBC IMAs. Notwithstanding any other provision of this Retail Distribution Agreement or the other Program Contracts:
     (a) HSBC Bank may, in its sole discretion, at any time and from time to time during the Term of this Retail Distribution Agreement, elect not to offer (whether through a physical presence, via the internet or any computer software program) HSBC IMAs in one or more states, commonwealths, territories or foreign countries (each, an “HSBC Discontinued Location”) if HSBC Bank makes a reasonable determination (after good faith discussions with the Block Companies and good faith attempts to modify the Program Contracts to address any concerns, pursuant to Section 11.6(a)), that continued inclusion of HSBC IMAs as a type of Settlement Product offered pursuant to the Settlement Products Program would jeopardize HSBC Bank’s regulatory standing with the OCC, including any component of any of its composite CAMEL rating, or the OCC’s assessment of HSBC Bank’s safe and sound operation, or otherwise would cause the OCC to raise serious regulatory concerns under applicable Law, including OCC policies and procedures relating to the conduct of HSBC Bank’s lending activities (in each case, an “ HSBC Regulatory Concern”). If HSBC Bank makes a reasonable determination that such HSBC Regulatory Concern exists in such HSBC Discontinued Location with respect to any other tax preparer through whom either HSBC Bank or any of its Affiliates offers instant money advance loans or similar loan products, and the terms of the arrangement with such other tax preparer are not modified to eliminate such HSBC Regulatory Concern as it relates to such tax preparer, then HSBC Bank or its Affiliate, as the case may be, shall also discontinue offering such products through such other tax preparer in such HSBC Discontinued Location. If HSBC Bank ceases offering HSBC IMAs in an HSBC Discontinued Location due to an HSBC Regulatory Concern, the Block Agents may offer IMAs through a lender other than HSBC Bank in such HSBC Discontinued Location, including, without limitation, IMAs or similar loan products offered by any third party, any Affiliate of a Block Company or a financial institution or finance company, owned in whole or in part, directly or indirectly, by a Block Company or any of its Affiliates. If HSBC Bank makes a reasonable determination that such HSBC Regulatory Concern ceases to exist in such HSBC Discontinued Location, HSBC Bank may recommence offering IMAs through other tax preparers in such HSBC Discontinued Location, provided that HSBC Bank shall give the Block Companies notice of such intention to so recommence not later than HSBC Bank gives notice to any other tax preparer located in such HSBC Discontinued Location of its intention to so recommence, and shall give the Block Companies the option to recommence offering HSBC IMAs in such HSBC Discontinued Location through HSBC Bank at any time during the Term in accordance with the terms set forth in this Retail Distribution Agreement.
     (b) Subject to Section 2.9(c), HSBC Bank may in its sole discretion at any time and from time to time on or before March 16 of any calendar year during the Term of this Retail Distribution Agreement, elect to discontinue offering, effective November 1 of such calendar year, HSBC IMAs in one or more HSBC Discontinued Locations, if, and only if, neither HSBC Bank nor any of its Affiliates offer instant money advance loans or similar loan products through any other tax preparer located in, or via the internet or any computer software program to residents of, such HSBC Discontinued Locations.
     (c) If HSBC Bank elects to discontinue offering HSBC IMAs in HSBC Discontinued Locations pursuant to Section 2.9(b) above, then the Block Agents may, with respect to such HSBC Discontinued Locations, offer IMAs or similar loan products originated from sources other than HSBC Bank, including, without limitation, IMAs or similar loan products offered by any third party, any Affiliate of a Block Company or a financial institution or finance company, owned in whole or in part, directly or indirectly, by a Block Company or any of its Affiliates; provided, that, the Block Agents shall provide written notice to HSBC Bank

(i) within twenty (20) days following HSBC Bank’s election to discontinue offering HSBC IMAs in such HSBC Discontinued Locations of the Block Agents’ intention to so offer IMAs or similar loan products in such HSBC Discontinued Locations originated from sources other than HSBC Bank, promptly updating such notice to HSBC Bank if the Block Agents’ intentions change, and (ii) within 10 days after a Block Company enters into an agreement with another lender to offer IMAs or makes a final determination to offer IMAs originated by any Affiliate of a Block Company or a financial institution or finance company, owned in whole or in party, directly or indirectly, by a Block Company or any of its Affiliates, of the Block Agents’ intention to so offer IMAs or similar loan products in such HSBC Discontinued Locations originated from sources other than HSBC Bank. If the Block Agents provide a notice to HSBC Bank pursuant to clause (ii) above of their agreement with another lender to offer IMAs in such HSBC Discontinued Locations or their intention to in-source IMAs, HSBC Bank and its Affiliates may offer instant money advance loans or similar products through other tax preparers located in, or via the internet or any computer software program to residents of, such HSBC Discontinued Locations.
Section 2.10 Block Agents’ Right Not To Offer HSBC IMAs.
     (a) Notwithstanding any other provision of this Retail Distribution Agreement or the other Program Contracts, the Block Agents may, in their sole discretion, at any time and from time to time during the Term of this Retail Distribution Agreement, elect not to offer HSBC IMAs in one or more states, commonwealths, territories or foreign countries (each, a “Block Discontinued Location”).
     (b) If subsequent thereto, the Block Agents desire to recommence offering IMAs in any such Block Discontinued Locations, then the Block Companies shall give HSBC Bank 120 days’ notice in writing of such desire to recommence offering IMAs in such Block Discontinued Locations. Upon receipt of such written notice, HSBC Bank (i) shall recommence offering HSBC IMAs in such Block Discontinued Locations, if at that time HSBC Bank or any of its Affiliates are offering instant money advance loans or similar loan products through tax preparers located in, or via the internet or any computer software program to residents of, such Block Discontinued Locations, or (ii) have the option (exercisable within thirty (30) calendar days) to recommence offering HSBC IMAs in such Block Discontinued Locations, if at that time HSBC Bank or any of such Affiliates are not offering instant money advance loans or similar loan products through tax preparers located in, or via the internet or any computer software program to residents of, such Block Discontinued Locations. If HSBC Bank and the Block Agents recommence offering HSBC IMAs in such Block Discontinued Locations pursuant to (i) or (ii) of this Section 2.10(b), then they shall do so in accordance with the terms of this Retail Distribution Agreement.
     (c) If HSBC Bank does not exercise its option within thirty (30) calendar days to recommence offering HSBC IMAs in any such Block Discontinued Locations, then the Block Agents may, with respect to such Block Discontinued Locations, offer IMAs originated from sources other than HSBC Bank, including, without limitation, IMAs offered by any third party, any Affiliate of a Block Company or a financial institution or finance company, owned in whole or in part, directly or indirectly, by a Block Company or any of its Affiliates.
                         (iv) Section 5.8 of the Retail Distribution Agreement is hereby amended to read as follows:
Section 5.8 Franchisees in Settlement Products Program.
     (a) Block Tax Services, Royalty and Block Associates shall use commercially reasonable efforts to cause their respective Franchisees to offer Retail Settlement Products through the Block Franchisee Offices, and Block Tax Services and Block Associates shall provide the means for each of their respective Franchisees to agree to be bound by the terms of its Franchisee Distribution Agreement.
     (b) On an annual basis, and at other times upon the written request of HSBC Bank, Block Tax Services, Royalty and Block Associates will provide a report listing all Franchisees that have electronically accepted and agreed to be bound by a Franchisee Distribution Agreement that was electronically disseminated to, and electronically accepted by, the Franchisee via TPS Software and the Block Companies web-based communication system for Franchisees. The parties acknowledge that such electronic acceptance is the only form of acceptance being required for such Franchisees to be legally bound under the terms of such Franchisee Distribution Agreements. Block Services represents that, with respect to 2007 and subsequent Tax Periods and Calculation Periods, the TPS Software will not permit a Franchisee to originate Retail Settlement Products unless the Franchisee has electronically accepted and agreed to be bound by the Franchisee Distribution Agreement.
     (c) Block Tax Services, Royalty and Block Associates will provide to HSBC Bank by January 3rd of each year, and at other times upon the written request of HSBC Bank, the address and the e-mail address for any Franchisee that is a party to a Franchisee Distribution Agreement.
                         (v) A new Section 5.13 is added to the Retail Distribution Agreement immediately after Section 5.12 as follows:
     Section 5.13 IMA Notices to Franchisees. Any notification sent pursuant to Section 6.1(c) of a Franchisee Distribution Agreement by either a Block Company or an HSBC Company will be made only with the consent of the other party, provided, however, that (i) when an HSBC Company exercises its rights under Section 2.9 above to discontinue or recommence offering a product, it may give notice to a Franchisee of such discontinuation or recommencement without obtaining the consent of a Block Company, and (ii) when a Block Company exercises its rights under Section 2.10 above to discontinue or recommence offering a product, it may give notice to a Franchisee of such discontinuation or recommencement without obtaining the consent of a HSBC Company.
                         (vi) Sections 6.8(a)(ii) and 6.8(a)(iii) of the Retail Distribution Agreement are hereby amended by replacing in every instance therein the term “Preseason Loan” with the term “IMA.”
                         (vii) A new Section 6.12 is added to the Retail Distribution Agreement immediately after Section 6.11 as follows:
     Section 6.12 Further Regulatory Approvals of IMAs. During the Term of this Retail Distribution Agreement, the HSBC Companies agree to use commercially reasonable efforts to obtain, on a timely basis, all necessary regulatory approvals for HSBC Trust to offer HSBC IMAs through the Block Agents and the Franchisee Agents at Block Offices located in the HSBC Trust States. This obligation shall be a continuing annual covenant with respect to each successive Calculation Period until such regulatory approval is obtained. In making such commercially reasonable efforts, the HSBC Companies may take into account the written positions of the regulatory authorities and the impact of such efforts on the regulatory standing of HSBC Trust, and the other HSBC Companies and their Affiliates, and their relationships with the regulatory authorities.
                         (viii) Sections 7.6(c), 7.6(d) and 7.6(e) of the Retail Distribution Agreement are hereby amended to read as follows:
     (c) except with respect to IMAs, provide and require Settlement Product Clients to complete and sign an authorization permitting the Block Agent to use the Client’s Return information for the application process in accordance with Section 301.7216-3(b) of the United States Treasury Department Regulations;
     (d) provide and require each Settlement Product Client (except with respect to IMAs) to complete and sign IRS Form 8453;
     (e) sign each Form 8453 as ERO, except with respect to IMAs;
                         (ix) Section 7.9 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 7.9. Applicant Copies. Each Block Agent shall provide each of its Applicants with a copy of such Applicant’s signed Application and, to the extent applicable, IRS Form 8453, together with any other commercially reasonable disclosures or documents required to be provided to the Applicant by HSBC Bank.
                         (x) The introductory clause of Section 9.1 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 9.1 Form of Application. HSBC Bank shall prepare the form of Application to be used by the Agents and shall supply such Application to the Agents no later than September 1 prior to each Tax Period with respect to RALs and RACs, or August 1 prior to each Calculation Period with respect to IMAs. The form of Application for RALs and RACs shall include:
                         (xi) The first sentence of Section 9.3 of the Retail Distribution Agreement is hereby amended to read as follows:
     HSBC Bank and HSBC Trust shall annually make a determination of their respective Initial Fees, which shall include, but not be limited to, the Refund Account Fee, the RAL Fee and the IMA Fee.
                         (xii) Section 9.6(b) of the Retail Distribution Agreement is hereby amended to read as follows:
     (b) The parties share a mutual desire to endeavor to offer the most compelling customer value proposition which includes factors of price, loan size and approval rate. With this goal in mind, HSBC Bank will set price with input from the Block Companies on a mutually agreeable client value proposition when considering an appropriate balance of price in combination with approval rate and loan size. During the Term of this Retail Distribution Agreement, [***] .

                         (xiii) Section 9.6(c) of the Retail Distribution Agreement is hereby amended to read as follows:
     (c) Upon the written request of Block Services delivered to HSBC Bank prior to the September 15th immediately preceding any Calculation Period, [***] .
                         (xiv) The first sentence of Section 9.7 of the Retail Distribution Agreement is hereby amended to read as follows:
     Upon receipt of each Application, except with respect to IMAs, HSBC Bank shall establish a Deposit Account in the name of the Settlement Products Client listed on such Application.
                         (xv) Section 9.14 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 9.14 Application and Disclosures. HSBC Bank shall create and provide to the Block Companies initial drafts of pre-approved templates for applications, forms, disclosures and other documents required for RALs and RACs by August 1 of each year during the Term of this Retail Distribution Agreement. After providing the Block Companies with an opportunity to review and provide comments on the initial drafts of such pre-approved templates, HSBC Bank shall, provide final pre-approved templates for applications, forms, disclosures and other documents required for RALs and RACs by September 1 of each year during the Term of this Retail Distribution Agreement. With respect to IMAs, beginning in 2007, the initial drafts of such pre-approved templates shall be provided by July 1 of each year and final pre-approved templates shall be provided by August 1 of each year during the Term of this Retail Distribution Agreement.
                         (xvi) Section 9.16 of the Retail Distribution Agreement is hereby amended to read as follows:
    Section 9.16 New Products. During the Term of this Retail Distribution Agreement, the Block Companies shall have:
   (a) a right [***] ;
   (b) the right, [***] ;
   (c) the right, [***] ; and
   (d) the right, [***] .

                         (xvii) Section 9.18 of the Retail Distribution Agreement is hereby amended by adding a new sentence at the end thereof as follows:
     Notwithstanding the above, HSBC Bank shall review and process Applicant Information Files for IMAs pursuant to the Service Level Thresholds set forth on Schedule 13.4(i) hereto.
                         (xviii) Section 10.1 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 10.1 Forward Applicant Information File with Debt Indicator Information to HSBC Bank and HSBC Trust. Upon receipt of a copy of an Applicant Information File for a RAL or RAC, IRS Return Notification and Debt Indicator from Block Services, HSBC TFS shall electronically transmit to HSBC Bank or HSBC Trust, as the case may be, a copy of the Applicant Information File and a copy of the Applicant’s Debt Indicator. Upon receipt of the Applicant Information File for an IRAL or an IMA, HSBC TFS shall electronically transmit a copy of such Applicant Information File to HSBC Bank or HSBC Trust, as the case may be, immediately upon receipt.
                         (xix) Section 10.2 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 10.2 Disbursement Check Printing Authorization. Subject to Section 10.3, HSBC TFS shall electronically provide Block Services authorization to print a Disbursement Check or issue an Electronic Disbursement (a) for each Applicant who has been approved to receive a RAL or IMA, upon approval thereof, and (b) for each Applicant who has been approved to receive a RAC, if applicable, upon HSBC TFS’s crediting of the Refund Paid to such Applicant’s Deposit Account and after debiting all Authorized Deductions from such Deposit Account in the manner set forth in the Servicing Agreement. With respect to RALs and RACs, within four (4) hours after receipt of such Applicant’s Refund Paid, if any funds remain in the Deposit Account after debiting all Authorized Deductions, HSBC TFS shall authorize Block Services to print a check or issue an Electronic Disbursement to the Settlement Products Client in the amount remaining in the Deposit Account in accordance with such Client’s instructions.
                         (xx) Section 10.5 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 10.5 Contingent Issuing of Disbursement Checks. If it becomes infeasible due to events or occurrences beyond the parties’ control for the Agents to issue and deliver Disbursement Checks or Electronic Disbursements directly to Settlement Products Clients, then

HSBC TFS shall issue and mail such Disbursement Checks or Electronic Disbursements directly to such Settlement Products Clients. With respect to RALs and IMAs, HSBC TFS shall use commercially reasonable efforts to mail the Disbursement Check or Electronic Disbursement to the Settlement Products Client or to the Block Offices for distribution to the Settlement Products Client the same day as HSBC TFS’s approval of the RAL or IMA; provided, however, such Application must be received by HSBC TFS by 11:00 a.m. Eastern Standard or Daylight Savings Time (as the case may be). With respect to RACs, HSBC TFS shall use commercially reasonable efforts to mail the Disbursement Check or Electronic Disbursement to the Settlement Products Client within 24 hours following receipt from the IRS of the Refund Paid.
                         (xxi) The following new Section 10.10 shall be added to the Retail Distribution Agreement immediately after the existing Section 10.9:
     Section 10.10 Website Development. In addition to the covenants set forth in Section 2.1(a), 7.18 and 9.16(b) hereof, during the Term of this Retail Distribution Agreement the HSBC Companies and their Affiliates shall not use any HTML code that was jointly developed with any Block Company or any of its Affiliates to design or operate any internet website or similar electronic means to offer instant money advance loans or similar loans through any tax preparer other than the Block Agents or the Franchisee Agents. For the avoidance of doubt, the HSBC Companies and their Affiliates may so use (i) HTML code used in the performance of this Retail Distribution Agreement that was not jointly developed with any Block Company or any of its Affiliates, and (ii) similar HTML code that is developed independently (e.g., to provide similar functionality to another customer).
                         (xxii) A new Section 11.1(c) is hereby added to Retail Distribution Agreement immediately following Section 11.1(b) as follows:
     (c) Notwithstanding any other provision of this Retail Distribution Agreement or the other Program Contracts, the following applies solely with respect to HSBC IMAs offered through Block Offices from November 2006 through the Term of this Retail Distribution Agreement:
     (i) pursuant to Section 2.1(c), the Block Agents are appointed as the agents of HSBC NA for purposes of offering and distributing HSBC IMAs at Block Offices located in the HSBC NA States. In performing their specified duties under Article VII of the Retail Distribution Agreement with regard to distributing HSBC IMAs at Block Offices located in the HSBC NA States, the Block Agents are acting as agents of HSBC NA; and

     (ii) notwithstanding Section 2.1(c), HSBC NA does not appoint Block Enterprises, Block Eastern Enterprises or Block Associates as its agents for purposes of offering and distributing HSBC IMAs at Block Offices located in any of the HSBC Trust States. In performing their specified duties under Article VII of this Retail Distribution Agreement with respect to distributing HSBC IMAs at Block Offices located in the HSBC Trust States, Block Enterprises, Block Eastern Enterprises and Block Associates are acting as independent contractors for HSBC NA. Block Enterprises, Block Eastern Enterprises and Block Associates shall offer HSBC IMAs at Block Offices in the HSBC Trust States in accordance with the IMA Protocol.
                         (xxiii) A new subsection (i) shall be added to Section 13.4 of the Retail Distribution Agreement to read as follows:
     The HSBC Companies shall be subject to the Service Level Thresholds for IMAs set forth on Schedule 13.4(i).
                         (xxiv) Section 14.2 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 14.2 Incremental Bank Product Fee. No later than November 1 of each calendar year, HSBC TFS shall pay to the Block Enterprise Entities, via wire transfer of immediately available funds to an account designated in writing by the Block Enterprise Entities, an amount, in the aggregate, equal to [***] .
                         (xxv) Section 14.7(a) of the Retail Distribution Agreement is hereby amended to read as follows:
     (a) On the first Business Day of January of each Tax Period during the Term of this Retail Distribution Agreement, HSBC TFS shall pay to the Block Enterprise Entities the Expense Reimbursement to partially reimburse the Block Companies for their out-of-pocket expenses incurred in connection with the Settlement Products Program for the applicable Calculation Period. The Expense Reimbursement shall be paid by ACH credit to an account designated by the Block Enterprise Entities.
                         (xxvi) Section 14.8 of the Retail Distribution Agreement is hereby amended to read as follows:
     Section 14.8 IRAL and IMA Origination System Servicing Level Threshold. If HSBC TFS fails to maintain the IRAL Origination System Servicing Level Threshold set forth in Section 13.4(a) or the IMA origination system servicing level threshold set forth in Schedule 13.4(i) on any Block Business Day, except to the extent non-compliance arises from a Force Majeure Event or a failure by any Block Company to perform any material Obligation under this Retail Distribution Agreement, HSBC TFS shall pay to the Block Enterprise Entities an amount, in the aggregate, equal to [***] . All amounts payable under this Section 14.8 accrued during any Calculation Period, shall be payable by HSBC TFS on the last Business Day of such Calculation Period. HSBC TFS shall pay such amounts via ACH credit to an account designated in writing by the Block Enterprise Entities. To the extent any failure by HSBC TFS to maintain the IRAL Origination System Servicing Level Threshold under this Section 14.8 could not reasonably result in a Material Adverse Effect, the amount paid by HSBC TFS to the Block Companies under this Section 14.8 shall constitute the sole remedy for failure to maintain the IRAL Origination System Servicing Level Threshold. Not later than the last Business Day of the month of October during such Calculation Period, HSBC TFS shall provide true and correct reports to the Block Companies setting forth (a) the number of estimated lost IRAL Clients for each Block Business Day during the Tax Period and lost IMA Clients for each Block Business Day beginning on the first day that IMAs are offered by the Block Agents during or prior to the Calculation Period and continuing through that last day of such Calculation Period, (b) the actual number of IRALs and IMAs originated during each Block Business Day in the preceding year and (c) the actual number of IRALs originated during each Block Business Day during the Tax Period and IMAs originated during each Block Business Day beginning on the first day that IMAs are offered by the Block Agents during or prior to the Calculation Period and continuing through that last day of such Calculation Period.
                         (xxvii) Section 14.14(a) of the Retail Distribution Agreement is hereby amended to read as follows:
     (a) With respect to HSBC RALs or HSBC IMAs originated on or after January 1, 2007, [***] .
                         (xxviii) Section 16.4(b) of the Retail Distribution Agreement is hereby amended to read as follows:
     (b) To the extent permitted by applicable Law, each HSBC Company agrees to promptly provide to each Block Company and its Affiliates, upon request, but not more than twice during any calendar year, a list of all Persons, and their complete mailing addresses, to whom such HSBC Company made HSBC RALs, HSBC RACs or HSBC IMAs during the most recently ended Calculation Period. Such list shall be provided in electronic form and, to the extent reasonably practicable, in a form typical of mailing lists purchased in the open market. No Block Company or Affiliate shall use, or permit the use of, such list for purposes of soliciting Clients for credit related products. The Block Companies and their Affiliates shall take appropriate action by agreement with third parties having access to such list to prohibit such third parties from using such list for purposes of soliciting Clients for credit related products.
                         (xxix) The Table of Contents to the Retail Distribution Agreement is hereby amended to include reference to each of the new Sections that were added to the agreement pursuant to this Second Amendment.
Section 3 Reference to and Effect Upon the Existing Program Contracts.
                    (a) Except as explicitly stated in this Second Amendment, all terms of the Program Contracts as in effect immediately preceding execution of this Second Amendment shall remain in full force and effect as provided therein and in accordance with the terms thereof.
                    (b) Except as explicitly stated in this Second Amendment, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any party under the Program Contracts as in effect immediately preceding execution of this Second Amendment, nor constitute a waiver of any provision of the Program Contracts as in effect immediately preceding execution of this Second Amendment.
                    (c) Upon the effectiveness of this Second Amendment, each reference in each of the Program Contracts to “this Agreement”, “hereunder”, “hereof,” “herein” or words of similar import shall mean and be a reference to such Program Contract as amended by this Second Amendment.
              Section 4 Headings. Headings and captions used in this Second Amendment (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.
              Section 5 Alternative Dispute Resolution. ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (EXCEPT JUDICIAL ACTION FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF) SHALL BE RESOLVED AMONG THE PARTIES TO SUCH DISPUTE BY NEGOTIATIONS, MEDIATION AND ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.
             Section 6 Governing Law; Submission To Jurisdiction. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE EFFECT OF SECTION 5 HEREOF AND ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, EACH OF THE PARTIES HERETO (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE COURTS SITTING IN

ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED BY SECTION 21.12 OF THE RETAIL DISTRIBUTION AGREEMENT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN SUCH PROCEEDING IN THE MANNER PROVIDED FOR NOTICES IN SECTION 22.3 OF THE RETAIL DISTRIBUTION AGREEMENT, AND (D) AGREES THAT NOTHING IN THIS SECOND AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS SECOND AMENDMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.
     Section 7 Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF SECTION 5 HEREOF, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 8 Counterparts. This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto
[remainder of page intentionally blank]

THIS SECOND AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES
     IN WITNESS WHEREOF, the following Parties have caused this Second Amendment to Program Contracts to be executed by their respective duly authorized officers as of the date first set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association
By:
Name:
Title:

HSBC TRUST COMPANY (DELAWARE), N.A., a national banking association
By:
Name:
Title:

HSBC TAXPAYER FINANCIAL SERVICES INC., a Delaware corporation
By:
Name:
Title:

BENEFICIAL FRANCHISE COMPANY INC., a Delaware corporation
By:
Name:
Title:

THIS SECOND AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES

H&R BLOCK SERVICES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK TAX SERVICES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK ENTERPRISES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK EASTERN ENTERPRISES, INC., a Missouri corporation
By:
Name:
Title:

H&R BLOCK DIGITAL TAX SOLUTIONS, LLC, A Delaware limited liability company
By:
Name:
Title:

THIS SECOND AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES

H&R BLOCK AND ASSOCIATES, L.P., a Delaware limited partnership

By:	HRB Texas Enterprises, Inc. its General Partner

By:
Name:
Title:

HRB ROYALTY, INC., a Delaware corporation
By:
Name:
Title:

THIS SECOND AMENDMENT CONTAINS A BINDING
ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES
     IN WITNESS WHEREOF, the following Parties hereto have caused this Second Amendment to Program Contracts to be executed by their respective duly authorized officers as of the date first set forth above solely for the limited purpose of acknowledging the amendments set forth herein in connection with such Parties’ respective guaranties set forth in Article XX, and also for purposes of Articles XXI and XXII of the Retail Distribution Agreement.

HSBC FINANCE CORPORATION, a Delaware corporation
By:
Name:
Title:

H&R BLOCK, INC., a Missouri corporation
By:
Name:
Title:

Schedule 2.4(a)(6)
Instant Money Advance Loan Product Procedures
[***]

Schedule 13.4(i)
Origination
▪ System will be available [***] ,
                November — January                 at least [***] %
▪ On daily basis, [***] .
▪ [***] .
▪ [***] .
▪ [***] .
Fee payment
▪ [***] .
Check Authorization
▪ [***] .
Web site

Website Availability (EST)
Times	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
Start	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Stop	[***]	[***]	[***]	[***]	[***]	[***]	[***]
VRU System
▪ Will be available [***] .
▪ For customer call, [***] .
▪ For client call, [***] .
▪ For ERO call, [***] .
▪ Toll free number will be provided
▪ customer service hours

11/1-1/2	[***]
1/3-1/8	[***]
1/9-1/22	[***]
1/23-4/17	[***]

Exhibit A
IMA PROTOCOL
     This IMA Protocol (this “Protocol”), dated November 13, 2006, sets forth the agreement of the following parties (collectively, the “Parties”) on the matters set forth herein:
     HSBC Bank USA, National Association, a national banking association (“HSBC NA”);
     HSBC Trust Company (Delaware), N.A., a national banking association (“HSBC Trust”);
     HSBC Taxpayer Financial Services Inc., a Delaware corporation (“HSBC TFS”);
     Beneficial Franchise Company Inc., a Delaware corporation (“Beneficial Franchise”);
     H&R Block Services, Inc., a Missouri corporation (“Block Services”);
     H&R Block Tax Services, Inc., a Missouri corporation (“Block Tax Services”);
     H&R Block Enterprises, Inc., a Missouri corporation (“Block Enterprises”);
     H&R Block Eastern Enterprises, Inc., a Missouri corporation (“Block Eastern Enterprises”);
     H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company (“Block Digital”);
     H&R Block and Associates, L.P., a Delaware limited partnership (“Block Associates”);
     HRB Royalty, Inc., a Delaware corporation (“Royalty”);
     HSBC Finance Corporation, a Delaware corporation (“HSBC Finance”); and
     H&R Block, Inc., a Missouri corporation (“H&R Block”).

RECITALS
     A. All the Parties, other than HSBC Trust, entered into that certain HSBC Retail Settlement Products Distribution Agreement, dated as of September 23, 2005 (the “Original Retail Distribution Agreement”).
     B. All the Parties, including HSBC Trust, as well as Block Financial Corporation, a Delaware corporation (“BFC”), entered into that certain Joinder and First Amendment to Program Contracts, dated as of November 10, 2006 (the “First Amendment”), which amended the Original Retail Distribution Agreement and other Program Contracts (as defined therein).
     C. All the Parties entered into that certain Second Amendment to Program Contracts, dated as of November 13, 2006 (the “Second Amendment”), which amended the Original Retail Distribution Agreement and other Program Contracts.
     D. Pursuant to the Second Amendment, the Parties are amending the Program Contracts to include IMAs as a type of Settlement Product under the Settlement Products Program.
     E. This Protocol is intended to set forth the Parties’ agreement as to certain additional procedures and specifications that apply to the distribution of IMAs and is the IMA Protocol referred to in Section 11.1(c) of the Retail Distribution Agreement.
     F. All capitalized terms used in this Protocol and not otherwise defined in this Protocol shall have the meanings assigned to such terms in the HSBC Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement, as amended.
PROTOCOL
Part A. IMAs Offered Through Both Agents and Distributors.
     The Parties acknowledge and agree that although HSBC NA is offering IMAs through Block Offices on a nationwide basis, HSBC NA is doing so in some states through its expressly appointed agents, the Block Agents, and in other states through independent contractor distributors, Block Enterprises, Block Eastern Enterprises of Block Associates (when acting in such states as independent contractors, the “Block Distributors”). While the Block Agents and the Block Distributors are the same legal entities, they are acting in different capacities in different states. The appointment by HSBC NA of the Block Agents as its agents in certain states does not constitute the appointment of such entities as its agents in any other state. This Protocol clarifies the rights, duties and obligation of HSBC NA, the Block Agents and the Block Distributors with respect to the offering of IMAs in each state.
Part B. Independent Contractor Distribution of IMAs.
     1. Independent Contractor States. HSBC NA is offering IMAs in the HSBC Trust States exclusively through independent contractors. For the avoidance of doubt, the HSBC Trust States include all territories of the United States, Block Offices located in foreign countries, and the following states and commonwealths:

Alabama Alaska Arizona Arkansas Colorado Connecticut Georgia Hawaii Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Maryland Michigan Minnesota Mississippi Missouri	Montana
Nebraska
Nevada
New Hampshire
New Mexico
North Carolina
North Dakota
Ohio
Oklahoma
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
West Virginia
Wisconsin
Wyoming
     2. Status. The Parties hereby acknowledge that the Block Distributors are acting as independent contractors of HSBC NA in the foregoing HSBC Trust States. Unless otherwise provided herein, no agency, joint venture, partnership or fiduciary relationship exists between HSBC NA and the Block Distributors in such HSBC Trust States.
     3. Safety and Soundness. In the HSBC Trust States, HSBC NA and the Block Distributors agree that the offering of IMAs must be conducted consistent with safe and sound banking practices. The Block Distributors acknowledge that HSBC NA is subject, inter alia, to the OCC Bulletin, “Risk Management Principles” and may become subject to future regulatory guidance or requirements. The Block Distributors agree to cooperate with HSBC NA in its efforts to comply with this and other similar regulatory guidance. Such cooperation shall include, but is not limited to:
     (i) the implementation by the Block Distributors of an independent contractor distribution program, including training programs and audit procedures designed by HSBC NA and approved by the Block Companies, which approval shall not be unreasonably withheld or unreasonably delayed, for the use of the Block Distributors with respect to the offering of IMAs in the HSBC Trust States; and
     (ii) the use of Applications and other IMA Documents with respect to the offering of IMAs in the HSBC Trust States that clearly indicate that the Block

Distributors are acting as independent contractors, and not agents, of HSBC NA in such states.
If the OCC raises any objection or concerns with the offering of IMAs, HSBC NA and the Block Distributors agree to consult and negotiate with each other in good faith to address the OCC’s objections or concerns, and to make mutually agreeable amendments and modifications to the offering of IMAs in such states.
Part C. Agency Distribution of IMAs.
     1. Agency States. HSBC NA is offering IMAs in the HSBC NA States exclusively through agents appointed pursuant to the Retail Distribution Agreement. For the avoidance of doubt, the following is a list of all such states, commonwealths and territories:
California
Delaware
Florida
Massachusetts
New Jersey
New York
Oregon
Pennsylvania
Washington
District of Columbia
     2. Status. The Parties hereby acknowledge that the Block Agents are acting as agents of HSBC NA in the foregoing states.
     3. Safety and Soundness. In the HSBC NA States, Article XI of the Retail Distribution Agreement governs the relationship between HSBC NA and the Block Agents.
Part D. Timing. HSBC NA, the Block Distributors and the Block Agents are offering IMAs in the period from on or about November 13, 2006 through January 31, 2007, pursuant to the terms and conditions of the Program Contracts, as amended by the First Amendment and Second Amendment, and this IMA Protocol. With respect to the offering of IMAs in future years, the terms of this Protocol shall be applicable unless the Parties otherwise agree in writing.
Part E. Conflict. If any provision contained in this IMA Protocol conflicts with any provision in any of the Program Contracts, as amended by the First Amendment and Second Amendment, the provision contained in this Protocol shall govern and control.